Income Taxes	12 Months Ended
Dec. 31, 2019
Income Tax Disclosure [Abstract]
INCOME TAXES	INCOME TAXES

Ford Motor Credit Company LLC is a disregarded entity for United States income tax purposes. Ford’s consolidated United States federal and state income tax returns include certain of our domestic subsidiaries. In accordance with our intercompany tax sharing agreement with Ford, United States income tax liabilities or foreign tax credits are allocated to us on a separate return basis calculated as if we were a taxable corporation.

We account for U.S. tax on global intangible low-tax income in the period incurred.

Components of Income Taxes

	2017	2018	2019
Income before income taxes (in millions)
U.S.	$1,331	$1,717	$2,160
Non-U.S.	979	910	838
Total	$2,310	$2,627	$2,998

Provision for / (Benefit from) income taxes for the years ended December 31 was estimated as follows (in millions):

	2017	2018	2019
Current
Federal	$(6)	$72	$396
Non-U.S.	241	153	168
State and local	(9)	(81)	169
Total current	226	144	733
Deferred
Federal	(1,016)	283	(12)
Non-U.S.	30	(125)	104
State and local	63	101	(55)
Total deferred	(923)	259	37
Provision for / (Benefit from) income taxes	$(697)	$403	$770

A reconciliation of the Provision for / (Benefit from) income taxes with the United States statutory tax rate as a percentage of Income before income taxes for the years ended December 31 is as follows:

	2017	2018	2019
U.S. statutory tax rate	35.0%	21.0%	21.0%
Effect of (in percentage points):
Non-U.S. tax rates under U.S. rate	(4.0)	1.7	1.3
State and local income taxes	1.5	0.6	2.7
Dispositions and restructurings	—	(8.9)	—
U.S. tax on non-U.S. earnings	15.6	0.4	(0.1)
Enacted change in tax laws	(78.1)	—	—
Other	(0.2)	0.5	0.8
Effective tax rate	(30.2)%	15.3%	25.7%

On December 22, 2017, the Tax Cuts and Jobs Act of 2017 was signed into law. This act includes, among other items, a permanent reduction to the U.S. corporate income tax rate from 35% to 21% effective January 1, 2018, and requires immediate taxation of accumulated, unremitted non-U.S. earnings. As a result, at December 31, 2017, we recognized a tax benefit of $1.8 billion from revaluing U.S. net deferred tax liabilities and tax expense of $375 million to record U.S. tax on unremitted non-U.S. earnings.

NOTE 12. INCOME TAXES (Continued)

At December 31, 2019, $3.3 billion of non-U.S. earnings are considered indefinitely reinvested in operations outside the United States, for which deferred taxes have not been provided. Quantification of the deferred tax liability, if any, associated with indefinitely reinvested basis differences is not practicable.

Deferred tax assets and liabilities are recognized based on the future tax consequences attributable to temporary differences that exist between the financial statement carrying value of assets and liabilities and their respective tax bases, and net operating loss and tax credit carryforwards on a taxing jurisdiction basis. We measure deferred tax assets and liabilities using enacted tax rates that will apply in the years in which we expect the temporary differences to be recovered or paid.

Our accounting for deferred tax consequences represents our best estimate of the likely future tax consequences of events that have been recognized in our financial statements or tax returns and their future probability. In assessing the need for a valuation allowance, we consider both positive and negative evidence related to the likelihood of realization of the deferred tax assets. If, based on the weight of available evidence, it is more likely than not that the deferred tax assets will not be realized, we record a valuation allowance.

Components of Deferred Tax Assets and Liabilities

Components of deferred tax assets and liabilities at December 31 were as follows (in millions):

	2018	2019
Deferred tax assets
Net operating loss carryforwards	$339	$378
Provision for credit losses	175	141
Other foreign	106	190
Employee benefit plans	28	24
Foreign tax credits	1,297	669
Other	50	46
Total gross deferred tax assets	1,995	1,448
Less: Valuation allowance	(81)	(43)
Total net deferred tax assets	1,914	1,405
Deferred tax liabilities
Leasing transactions	3,126	2,674
Finance receivables	639	584
Other foreign	524	568
Other	4	1
Total deferred tax liabilities	4,293	3,827
Net deferred tax liability	$2,379	$2,422

At December 31, 2019, we have a valuation allowance of $43 million for deferred tax assets primarily related to our Mexico operations.

In accordance with our intercompany tax sharing agreement with Ford, United States income tax liabilities or credits are allocated to us on a separate return basis calculated as if we were a taxable corporation. In this regard, the deferred tax assets related to foreign tax credit carryforwards represent amounts primarily due from Ford. We reflect a deferred asset for foreign tax credits within our balance sheet due to our tax sharing agreement which provides for full reimbursement for the use of these credits.  Under our tax sharing agreement with Ford, we are generally paid for these assets at the earlier of our use on a separate return basis or their expiration.

Net operating loss carryforwards for tax purposes were $1.4 billion at December 31, 2019, resulting in a deferred tax asset of $378 million. A substantial portion of these losses will begin to expire beyond 2034. Tax benefits of net operating loss and tax credit carryforwards are evaluated on an ongoing basis, including a review of historical and projected future operating results, the eligible carryforward period, and other circumstances.

NOTE 12. INCOME TAXES (Continued)

Other

In accordance with our intercompany tax sharing agreement with Ford, we earn interest on net tax assets and pay interest on certain tax liabilities. Interest earned is included in Other income, net while interest expense is included in Interest expense and the amounts were immaterial in 2018 and 2019.

A reconciliation of the beginning and ending amount of unrecognized tax benefits for the years ended December 31 was as follows (in millions):

	2018	2019
Beginning balance	$90	$115
Increase - tax positions in prior periods	28	40
Increase - tax positions in current period	7	—
Decrease - tax positions in prior periods	(6)	(8)
Settlements	(1)	(36)
Lapse of statute of limitations	—	—
Foreign currency translation adjustments	(3)	(2)
Ending balance	$115	$109

The amount of unrecognized tax benefits at December 31, 2018 and 2019 that would impact the effective tax rate if recognized was $111 million and $106 million, respectively.

Examinations by tax authorities have been completed through 2012 in Germany and the United States, 2014 in Canada, and 2017 in the United Kingdom. We have settled our U.S. federal income tax matters related to tax years prior to 2014 in accordance with our intercompany tax sharing agreement with Ford.

We recognize income tax-related penalties in Provision for / (Benefit from) income taxes on our income statement.  We recognize accrued interest expense related to unrecognized tax benefits in jurisdictions where we file tax returns separate from Ford in Other income, net on our income statement. For the years ended December 31, 2017, 2018, and 2019, we recorded net tax related interest income of $5 million, and net tax related interest expense of $7 million and $3 million, respectively, in our income statement. At December 31, 2018 and 2019, we recorded a net payable of $7 million and $8 million, respectively, for tax related interest in Other liabilities and deferred income.

Cash paid for income taxes was $220 million, $188 million, and $524 million in 2017, 2018, and 2019, respectively.